UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2012

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 SOUTH PRICE ROAD

CHANDLER, AZ 85286

(Address of Principal Executive Offices, including Zip Code)

(480) 821-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2012, Amkor Technology, Inc. issued a press release and thereafter held a conference call regarding its financial results for the three and six months ended June 30, 2012. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a transcript of the conference call. A reconciliation of non-GAAP financial measures is attached hereto as Exhibit 99.2 and incorporated by reference herein. The information in this Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statement Disclaimer

This report contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical fact are considered forward-looking statements including, without limitation, statements regarding expectations for the third and fourth quarters of 2012 and a new factory and R&D center in Incheon, South Korea. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements, including, but not limited to, the following:

•

the highly unpredictable nature and costs of litigation and other legal activities and the risk of adverse results of such matters, including the final ruling by the arbitration panel and the impact of other proceedings involving Tessera, Inc.;

•

with respect to the interim order issued by the Tessera arbitration panel, we believe that $34 million is a reasonable estimate of the low end of the possible range of loss up to an amount in excess of $125 million claimed by Tessera, and that no amount in the range constitutes a better estimate than any other amount; however, the final award could be more than the amount currently accrued, and we expect to record our estimate of interest accruing with the passage of time and may record additional charges as information develops or upon the issuance of the final award;

•	the highly unpredictable nature of the semiconductor industry;

•	the effect of the global economy on credit markets, financial institutions, customers, suppliers and consumers, including the increasingly uncertain macroeconomic environment;

•	timing and volume of orders relative to production capacity and inability to achieve high capacity utilization rates;

•	volatility of consumer demand and weakness in forecasts from our customers for products incorporating our semiconductor packages;

•	dependence on key customers;

•

the performance of our business, economic and market conditions, the cash needs and investment opportunities for the business, the need for additional capacity and facilities to service customer demand and the availability of cash flow from operations or financing;

•	the supply of 28 nanometer wafers;

•	customer modification of and follow through with respect to forecasts provided to us, including delays in forecasts with respect to smartphones and tablets;

•

changes in tax rates and taxes as a result of changes in tax law, the jurisdictions in which our income is determined to be earned and taxed, the outcome of tax audits and tax ruling requests, our ability to realize deferred tax assets and the expiration of tax holidays;

•	curtailment of outsourcing by our customers;

•	our substantial indebtedness and restrictive covenants;

•	failure to realize sufficient cash flow or access to other sources of liquidity to fund capital additions;

•	the effects of a recession or other downturn in the U.S. and other economies worldwide;

•	disruptions or deficiencies in our controls resulting from the implementation of our new enterprise resource planning system;

•	worldwide economic effects of terrorist attacks, natural disasters and military conflict;

•	our ability to control costs and improve profitability;

•	competition, competitive pricing and declines in average selling prices;

•	fluctuations in manufacturing yields;

•	dependence on international operations and sales;

•	dependence on raw material and equipment suppliers and changes in raw material and precious metal costs;

•	exchange rate fluctuations;

•	dependence on key personnel;

•	difficulties in managing growth;

•	enforcement of and compliance with intellectual property rights;

•	environmental and other governmental regulations; and

•	technological challenges.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011 and in the company’s subsequent filings with the Securities and Exchange Commission made prior to or after the date hereof. Amkor undertakes no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Conference Call Transcript, dated July 26, 2012, which is furnished (not filed) herewith.

99.2	Non-GAAP Financial Measures Reconciliation, which is furnished (not filed) herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.

By:	/s/ Gil C. Tily
Gil C. Tily
Executive Vice President, Chief Administrative Officer and General Counsel

Date: July 27, 2012

EXHIBIT INDEX:

Exhibit	Description

99.1	Conference Call Transcript, dated July 26, 2012, which is furnished (not filed) herewith.

99.2	Non-GAAP Financial Measures Reconciliation, which is furnished (not filed) herewith.